UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant To Section 13 or 15 (d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported):

May 12, 2009

NEVADA GOLD & CASINOS, INC.
(Exact name of registrant as specified in its charter)

Nevada	1-15517	88-0142032
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

50 Briar Hollow Lane, Suite 500W Houston, Texas	77027
(Address of principal executive offices)	(Zip Code)

(713) 621-2245
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.    Completion of Acquisition

On May 12, 2009, Nevada Gold & Casinos, Inc. (the “Company”) announced that it had completed its acquisition (the “Acquisition”) of three casinos in the state of Washington. The casinos are the Crazy Moose Casino, located in Pasco, the Coyote Bob's Roadhouse Casino, located in Kennewick, and the Crazy Moose Casino, located in Mountlake Terrace in close proximity to Seattle.  On May 18, 2009, the Company filed a Current Report on Form 8-K (the “Current Report”) to report the completion of the Acquisition.  Under the applicable rules promulgated by the Securities and Exchange Commission, the Company may file the financial statements and pro forma information required by Item 9.01 by filing an amendment to the Current Report not later than 71 calendar days after the date the Current Report was filed.  The sole purpose of this Amendment No. 1 to the Current Report is to file the financial statements and pro forma information required by Item 9.01.

Item 9.01.   Financial Statements and Exhibits

(a) Financial Statements of Businesses Acquired

     The following financial statements are attached hereto as Exhibit 99.2 and incorporated herein by reference:

•	Independent Auditors’ Report

•	Balance Sheets of Crazy Moose Casino, Inc. for the years ended December 31, 2008 and December 31, 2007

•	Statements of Income and Retained Earnings of Crazy Moose Casino, Inc. for the years ended December 31, 2008 and December 31, 2007

•	Statements of Cash Flows of Crazy Moose Casino, Inc. for the years ended December 31, 2008 and December 31, 2007

•	Notes to Financial Statements of Crazy Moose Casino, Inc. for the years ended December 31, 2008 and December 31, 2007

•	Independent Auditors’ Report

•	Balance Sheets of Crazy Moose Casino II, Inc. for the years ended December 31, 2008 and December 31, 2007

•	Statements of Income and Retained Earnings of Crazy Moose Casino II, Inc. for the years ended December 31, 2008 and December 31, 2007

•	Statements of Cash Flows of Crazy Moose Casino II, Inc. for the years ended December 31, 2008 and December 31, 2007

•	Notes to Financial Statements of Crazy Moose Casino II, Inc. for the years ended December 31, 2008 and December 31, 2007

•	Independent Auditors’ Report

•	Balance Sheets of Coyote Bob’s, Inc. for the years ended December 31, 2008 and December 31, 2007

•	Statements of Income and Retained Earnings of Coyote Bob’s, Inc. for the years ended December 31, 2008 and December 31, 2007

•	Statements of Cash Flows of Coyote Bob’s, Inc. for the years ended December 31, 2008 and December 31, 2007

•	Notes to Financial Statements of Coyote Bob’s, Inc. for the years ended December 31, 2008 and December 31, 2007

 (b) Unaudited Pro Forma Financial Information

     The following pro forma financial information is attached hereto as Exhibit 99.3 and incorporated herein by reference.

•	Unaudited Pro Forma Condensed Combined Balance Sheet as of the fiscal year April 30, 2009

•	Unaudited Pro Forma Condensed Combined Statement of Operations for the fiscal year ended April 30, 2009

(d) Exhibits

2.1 (1)
Asset Purchase Agreement and Exhibits dated March 12, 2009 among Crazy Moose Casino, Inc., Crazy Moose Casino II, Inc., Coyote Bob’s, Inc. and Gullwing III, LLC, as sellers, and NG Washington, LLC, as purchaser

23.1	Consent of Fullaway Lamphear and Sauve, PLLC

99.1*	Press Release dated May 12, 2009 reporting the completion of the Acquisition

99.2	Financial Statements listed in Item 9.01(a)

99.3	Unaudited Pro Forma Financial Information listed in Item 9.01(b)

(1)	Incorporated by reference from Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on March 13, 2009.

*	Previously furnished as Exhibit 99.1 to the registrant’s Current Report on Form 8-K filed with the Securities and Exchange Commission on May 18, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned who is duly authorized.

NEVADA GOLD & CASINOS, INC.

Date: July 24, 2009	By:	/s/ James J. Kohn
James J. Kohn
Executive Vice President and CFO

INDEX TO EXHIBITS

Item	Exhibit
2.1 (1)
Asset Purchase Agreement and Exhibits dated March 12, 2009 among Crazy Moose Casino, Inc., Crazy Moose Casino II, Inc., Coyote Bob’s, Inc. and Gullwing III, LLC, as sellers, and NG Washington, LLC, as purchaser

23.1	Consent of Fullaway Lamphear and Sauve, PLLC

99.1*	Press Release dated May 12, 2009 reporting the completion of the Acquisition

99.2	Financial Statements listed in Item 9.01(a)

99.3	Unaudited Pro Forma Financial Information listed in Item 9.01(b)

(1)	Incorporated by reference from Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on March 13, 2009.

*	Previously furnished as Exhibit 99.1 to the registrant’s Current Report on Form 8-K filed with the Securities and Exchange Commission on May 18, 2009.